UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) 31 August 2005
Air Products and Chemicals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501

(Address of Principal Executive Offices)	(Zip Code)
(610) 481-4911
Registrant’s telephone number, including area code
not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On 31 August 2005, the company issued a press release containing information relating to the impact of Hurricane Katrina on the company’s hydrogen production. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K. The information contained in Exhibit 99.1 is being furnished; it is not deemed to be filed.
Item 9.01. Financial Statements and Exhibits.
(c)     Exhibits
99.1	Press Release issued by Air Products and Chemicals, Inc., dated 31 August 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc. (Registrant)
Dated: 1 September 2005	By:	/s/ John P. Jones III
John P. Jones III
Chairman, President and Chief Executive Officer

EXHIBIT INDEX
99.1	Press Release issued by Air Products and Chemicals, Inc., dated 31 August 2005.